Exhibit 10.7(a)
June 1, 2010
Altis Partners (Jersey) Limited
2 Hill Street
St Helier, Jersey
Channel Islands JE2 4UA
Attention: Mr. Stephen Hedgecock

Re:	Management Agreement Renewals
Dear Mr. Hedgecock:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	CTA Capital LLC

•	Global Diversified Futures Fund L.P.

•	Emerging CTA Portfolio L.P.

•	CMF Altis Partners Master Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.
Very truly yours,
CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer and Director

ALTIS PARTNERS (JERSEY) LIMITED

By:	/s/ Stephen Hedgecock
Print Name: Stephen Hedgecock
JM/sr